UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2006

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

0 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

In connection with an unregistered offering of notes to fund in part the acquisition of the Registrant by affiliates of Bain Capital Partners, LLC (the "Offering"), on March 27, 2006, the Registrant is providing to prospective investors in the Offering certain projected information regarding earnings before interest, taxes, depreciation and amortization ("EBITDA"), which is a non-Generally Accepted Accounting Principles ("GAAP") measure, for the three month period ended February 25, 2006.

EBITDA is not a measurement of the Registrant's financial performance under GAAP and should not be considered as an alternative to net earnings or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Registrant's liquidity.

During the three month period ended February 25, 2006, the Registrant's freight and utility expenses were adversely affected by higher fuel and energy costs. Additionally, the Registrant incurred non-recurring transaction-related expenses of approximately $2.0 million. EBITDA for the three month period ended February 25, 2006 is expected to be between $118.0 million and $128.0 million compared with $131.2 million, excluding discontinued operations, for the comparative period ended February 26, 2005.

The reconciliation of Income from Continuing Operations (the most directly comparable GAAP financial measure) to EBITDA for the three month period ended February 25, 2006 is as follows (in millions) (all amounts estimated):
Income from Continuing Operations	$ 57.3	-	$ 61.3
Interest Expense	0.7	-	0.9
Provision for Income Tax	37.0	-	38.7
Depreciation	23.0	-	27.1
EBITDA	$118.0	-	$128.0

The reconciliation of Income from Continuing Operations (the most directly comparable GAAP financial measure) to EBITDA for the three month period ended February 26, 2005 is as follows (in millions):
Income from Continuing Operations	$ 66.1
Interest Expense	1.8
Provision for Income Tax	42.7
Depreciation	20.6
EBITDA	$131.2

Information contained within this Report regarding expense and EBITDA amounts for the three month period ended February 25, 2006 constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's present expectations and beliefs. The Registrant is still in the process of completing its financial statements for the three month period ended February 25, 2006. In April 2006, the Registrant intends to file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended February 25, 2006 (the "Form 10-Q"). Management does not intend to include in the Form 10-Q EBITDA amounts for the three month period ended February 25, 2006.

In accordance with General Instruction B.2 of Current Report on Form 8-K, the information contained in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
Dated: March 27, 2006	By: /s/ Robert L. LaPenta, Jr. Robert L. LaPenta, Jr. Vice President - Chief Accounting Officer